Deferred Revenue	12 Months Ended
Mar. 31, 2019
Disclosure Of Deferred Income [Abstract]
Deferred Revenue
33)	DEFERRED REVENUE

	As at March 31
Particulars	2018	2019
Global Distribution System providers	91	—
Loyalty programme	937	—
Others	325	—
Total	1,353	—
Non-current	91	—
Current	1,262	—
Total	1,353	—

*Upon adoption of IFRS 15 from April 1, 2018, the Group has reclassified deferred revenue to contract liabilities (refer note 4 and 11).

The Group requires the services of a Global Distribution System (“GDS”) provider for facilitating the booking of airline tickets on its websites or other distribution channels. There are various GDS companies like Abacus, Amadeus, Galileo, etc. These companies usually pay upfront fee to travel agents for using their system as they get paid by airlines on the basis of airline tickets booked through their GDS, which is recognized as revenue on the proportion of actual airline tickets sold over the total estimated airline tickets to be sold or is recognized on a straight line basis in case of upfront fee to promote hotel and packages, over the term of the agreement and the balance amount is recognized as deferred revenue.

The Company provides various loyalty programs under which participating customers earn loyalty points or qualifying spends under loyalty programs on current transactions that can be redeemed for future qualifying transactions. Revenue is allocated between the loyalty programme and the other components of the sale. The amount allocated to the loyalty programme is deferred, and is recognized as revenue when the Group fulfills its obligations to supply the discounted products/services under the terms of the programme or when it is no longer probable that the points under the programme will be redeemed.

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